Fourth Quarter 2018 Earnings Release Investor Presentation NASDAQ: CARO January 24, 2019

2 Disclaimer Certain statements in this presentation contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , such as statements relating to future plans and expectations, and are thus prospective . Such forward - looking statements include but are not limited to statements with respect to plans, objectives, expectations, and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions . Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by Carolina Financial Corporation (“Carolina Financial” or the “Company”) or any person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by Carolina Financial with the Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the Company’s loan portfolio and allowance for loan losses ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized ; (5) changes in the U . S . legal and regulatory framework including, but not limited to, the Dodd - Frank Act and regulations adopted thereunder ; (6) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (7) the business related to acquisitions may not be integrated successfully or such integration may take longer to accomplish than expected ; (8) the expected cost savings and any revenue synergies from acquisitions may not be fully realized within expected timeframes ; (9) disruption from acquisitions may make it more difficult to maintain relationships with clients, associates, or suppliers ; and (10) the impact of recent and future hurricanes and other natural disasters on our loan portfolio and the economic prospects of our coastal markets . Additional factors that could cause our results to differ materially from those described in the forward - looking statements can be found in the reports (such as our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above . We do not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made . This presentation and the accompanying news release contain financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such statements should be read along with the tables in the accompanying news release, which provide a reconciliation of non - GAAP measures to GAAP measures . This presentation and the accompanying news release discuss financial measures, such as core deposits, tangible book value, operating earnings and net income related to segments of the Company, which are non - GAAP measures . We believe that such non - GAAP measures are useful because they enhance the ability of investors and management to evaluate and compare the Company’s operating results from period to period in a meaningful manner . Non - GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP . Investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company . Non - GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP .

3 Fourth Quarter Highlights • 2018 Q 4 net income increased 144 . 0 % to $ 15 . 4 million, or $ 0 . 68 per diluted share compared to $ 6 . 3 million, or $ 0 . 33 per diluted share for 2017 Q 4 . (1) • 2018 Q 4 operating earnings (Non - GAAP) increased 52 . 1 % to $ 16 . 9 million, or $ 0 . 75 per diluted share, from $ 11 . 1 million, or $ 0 . 57 per diluted share, for 2017 Q 4 . (2) • Loans receivable, gross grew $ 66 . 9 million from September 30 , 2018 , or at an annualized rate of 10 . 9 % and grew $ 204 . 8 million, or at a rate of 8 . 8 % since December 31 , 2017 . • Provision for loan losses in 2018 Q 4 of $ 750 , 000 primarily driven by organic loan growth . • Total deposits decreased $ 41 . 4 million from September 30 , 2018 and increased $ 113 . 3 million since December 31 , 2017 . • Tangible common book value per share (Non - GAAP) of $ 19 . 36 at December 31 , 2018 compared to $ 15 . 71 at December 31 , 2017 . • On December 3 , 2018 , the Company announced that the Board of Directors approved a plan to repurchase up to $ 25 , 000 , 000 in shares of the Company’s common stock through open market and privately negotiated transactions over the next three years . During the fourth quarter, the Company repurchased approximately 176 , 000 shares at an average price of $ 30 . 64 . Subsequent to December 31 , 2018 through January 22 , 2019 , the Company repurchased an additional 87 , 000 shares at an average price of $ 31 . 42 . • On January 21 , 2019 , the Company announced its planned expansion to the Charlotte, North Carolina market . (1) All information at and for the period ended December 31, 2018 is preliminary and based on Company data available at the time of the presentation. (2) Operating earnings exclude loss on extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on int erest rate swaps, and merger related expenses, all net of income taxes at the applicable period effective rate.

4 Community Banking Segment

5 Community Banking Segment Results Bank Segment Earnings (1) • 2018Q4 community banking segment net income of $15.4 million, or $0.68 per diluted share, versus $6.1 million for 2017Q4, or $0.31 per diluted share. • 2018Q4 operating earnings (Non - GAAP) of $16.9 million, or $0.75 per diluted share, versus $10.9 million for 2017Q4, or $0.56 per diluted share. (2) • Segment Return on Average Assets was 1.67% for 2018Q4 compared to 0.79% for 2017Q4. • Segment Operating Return on Average Assets (Non - GAAP) increased to 1.83% for 2018Q4 from 1.43% for 2017Q4. (2) 2011Y 2012Y ($18.7) (1) Community banking segment earnings as reported in public filings (includes intersegment revenues and expenses and excludes ho ldi ng company expenses). The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. (2) Operating earnings exclude loss on extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on int erest rate swaps, and merger related expenses, all net of effective income tax rate for the applicable business segment, adjusted for the Tax Act impact on deferred tax ass ets and liabilities. Operating bank segment EPS equals operating bank segment earnings divided by weighted average diluted shares. $6.1 $4.0 $14.9 $15.3 $15.4 $10.9 $14.9 $15.6 $15.4 $16.9 1.43% 1.69% 1.72% 1.68% 1.83% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 $18.0 $19.0 $20.0 2017Q4 2018Q1 2018Q2 2018Q3 2018 Q4 Total Community Banking Net Income ($MM) Total Community Banking Operating Earnings ($MM) (Non-GAAP) Community Banking Operating Earnings / Avg. Consolidated Assets (%) (Non-GAAP)

6 5.32% 5.49% 5.43% 5.51% 5.71% 4.19% 4.20% 4.11% 4.15% 4.23% 0.68% 0.73% 0.85% 0.92% 1.04% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 Net Interest Margin (1) The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. (2) Net interest margin – tax - equivalent. Yield on loans for GAAP increased 20bps and NIM increased 8bps, from 2018Q3. Significant items included in yield on loans/NIM: • 2018Q4 interest income of $0.9 million related to a payoff of a purchased credit impaired loan increasing loan yield 15bps and NIM 11bps. • Acquired loan accretion income of $1.9 million in 2018Q4 increasing loan yield 31bps and NIM 23bps compared to $2.2 million for 2018Q3 increasing loan yield 37bps and NIM 27bps. • Early loan payoff fees included in interest income of $414 thousand in 2018Q4 increasing loan yield 6bps and NIM 5bps compared to $620 thousand for 2018Q3 impacting loan yield 10bps and NIM 8bps. TEY on securities increased to 3.74% in 2018Q4 compared to 3.59% in 2018Q3. Increase in the cost of funds of 12bps between 2018Q3 to 2018Q4. Continued rate hikes of 25bps each: 12 - 14 - 2017, 3 - 21 - 2018, 6 - 13 - 2018, 9 - 26 - 2018 and 12 - 19 - 2018. Yield on Loans (1) Net Interest Margin (2) Cost of Funds (1)

Bank Segment Operating Efficiencies

- **Operating Bank Segment noninterest expenses as a percentage of average consolidated assets of 1.96% in 2018Q4 compared to 2.06% in 2017Q4. 2018Q4 incentive compensation was reduced by approximately $300,000 compared to 2018Q3 as a result of not achieving certain incentive targets, reducing Operating Bank Segment noninterest expense ratio 3bps.**

- **Operating Bank Segment efficiency ratio of 45.1% in 2018Q4 compared to 47.4% in 2017Q4. The 2018Q4 efficiency ratio reflects incentive compensation reduced by $300,000 as a result of not achieving certain incentive targets and interest income of $0.9 million related to payoff of a purchase credit impaired loan. The impact of these two items in 2018Q4 improved the efficiency ratio by 1.9%.**

Operating Bank Segment Noninterest Expenses/Avg. Assets (%)(1)(2)(3)



2.50%
2.25%
2.00%
1.75%
1.50%
2.06%
2.07%
2.08%
2.08%
1.96%
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4

Operating Bank Segment Efficiency Ratio(1)(2)(3)



50.0%
47.5%
45.0%
42.5%
40.0%
47.4%
48.7%
48.2%
48.2%
45.1%
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4

Carolina Financial CORPORATION

(1) Bank segment operating figures include intersegment revenues and expense and exclude holding company expenses.
(2) The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation.
(3) Operating bank segment ratios exclude loss on extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on interest rate swaps, and merger related expenses.

7

8 Strong Balance Sheet Growth • Loans receivable, gross grew at a rate of 8.8% since 12 - 2017. • Total deposits increased $113.3 million since 12 - 2017. Total Deposits ($MM) (1)(2) Total Loans ($MM) (1)(2) Total Assets($MM) (1)(2) (1) Includes assets acquired and liabilities assumed in acquisitions, net of fair value adjustments. (2) The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. $2,308 $2,367 $2,414 $2,444 $2,510 $35 $25 $39 $25 $17 $2,343 $2,392 $2,454 $2,469 $2,527 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 Loans Held for Investment Loans Held for Sale $526 $548 $578 $567 $547 $2,079 $2,129 $2,131 $2,192 $2,171 $2,605 $2,677 $2,709 $2,760 $2,718 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 Total Non-Interest Bearing Deposits Total Interest Bearing Deposits

9 Diversified Loan Mix and Solid Asset Quality NPAs/ Assets (%) (1)(2) • We have a diversified loan mix, with a focus on lower risk assets. • Our asset quality remains favorable, with NPA’s / assets of 0.35% at December 31, 2018. • Provision for loan loss of $750,000 in 2018Q4 primarily driven by organic loan growth. (1) Excludes performing troubled debt restructurings (TDRs) and purchased credit impaired loans. (2) December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. NCOs / Average Loans (%) (2) Loan Composition (12/31/2018) (2) 2018Q4 Yield on Loans: 5.71% 1 - 4 Family 29.5% Home Equity and Consumer 4.2% CRE 40.7% C&D 11.4% C&I 14.2% 0.20% 0.30% 0.28% 0.32% 0.35% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18

10 Noninterest - Bearing Demand 20% Interest - Bearing Demand 21% Money Market & Savings 23% Time Deposits 36% Improving Deposit Mix Deposit Composition (12/31/2018) (1) • We grew Total Deposits $113.3 million since December 31, 2017. 2018Q4 Cost of Deposits: 0.83% (1) The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. (1)

11 Wholesale Mortgage Segment

12 Wholesale Mortgage Segment Wholesale Mortgage Platform (2) • Wholesale Mortgage segment LHFS originations decreased in 2018Q4 compared to 2017Q4; however, the margin still increased 41 bps in 2018Q4 from 2017Q4. • Wholesale Mortgage segment net income of $599,000 or $0.03 per diluted share, for 2018Q4 compared to $117,000 or $0.01 per diluted share, for 2017Q4. (1) The increase was primarily due to higher mortgage loan servicing income on higher average servicing balances as well as reduced income taxes related to application of Tax Cuts and Jobs Act implementation on deferred tax assets and liabilities in 2017. Mortgage Banking Earnings Contribution (1)(2) (1) Wholesale Mortgage segment earnings include intersegment revenues and expenses and exclude holding company expenses. Wholesale mortgage EPS equals segment earnings divided by weighted average diluted shares. (2) The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. $0.1 $0.6 $0.6 $0.6 $0.6 $ - $0.4 $0.8 $1.2 $1.6 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4

13 Focus on Stockholder Results • ROAA and ROATCE of 1.67% and 14.53%, respectively, for 2018Q4. • Operating ROAA and ROATCE (Non - GAAP) of 1.83% and 15.92%, respectively, for 2018Q4. • Diluted Earnings Per Share of $0.68 2018Q4 compared to $0.33 for 2017Q4. • Diluted Operating Earnings Per Share (Non - GAAP) of $0.75 for 2018Q4 compared to $0.57 for 2017Q4. • Tangible Common Book Value per share of $19.36 for 2018Q4 compared to $15.71 for 2017Q4. Consolidated Operating ROAA & Operating ROATCE (1)(2) Tangible Book Value per Share & Operating Earnings per Share (1)(2) (1) The December 31, 2018 information is preliminary and based on Company data available at the time of the presentation. (2) Operating earnings exclude extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on interest rate swaps, and merger related expenses, all net of income taxes at the applicable period rate. $15.71 $15.71 $18.11 $18.69 $19.36 $0.57 $0.71 $0.73 $0.67 $0.75 $ - $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 Tangible Book Value per Share ($) Operating Earnings per Share ($)